Fees Summary	Apr. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,328,125.00
Previously Paid Amount	1,738.15
Total Fee Amount	2,681.11
Total Offset Amount	0.00
Net Fee	$ 942.96